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                                                                    EXHIBIT 99.1

                              ACQUISITION AGREEMENT

         This Agreement, effective the 14th day of August, 1996, by, between and among Teletek, Inc., a corporation organized under the laws of the State of Nevada (hereinafter the "Purchaser"), and the Shareholders ("the Shareholders") of Selectel Corporation, a California corporation (hereinafter the "Company").

                                 WITNESSETH:

         WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to sell 100% of the outstanding stock of the Company in exchange for consideration hereafter described;

         NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

                                  ARTICLE I
                                CONSIDERATION

1. a. On the closing date the Shareholders shall deliver to Purchaser certificates representing the number of shares of the Company as listed in Schedule A, attached hereto and incorporated herein, which in the aggregate shall represent 100% of the issued and outstanding shares of stock of the Company. Such certificates shall be duly endorsed in blank by Shareholders or accompanied by duly executed stock powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the shares if the shares have not been physically issued in the form of stock certificates.

         b. In exchange for the transfer of the common stock of the Company pursuant to subsection 1.a. hereof, Purchaser shall provide on the closing date the following consideration:

                  (1) One hundred and thirty thousand (130,000) shares of the common stock of Teletek, Inc., which shares shall be issued by Teletek and deemed restricted securities for two years pursuant to Rule 144;

                  (2) Sixty thousand (60,000) shares of the common stock of Teletek, Inc., which shares shall be free trading;

                  (3)  Two hundred and seventy thousand dollars ($270,000);

                  (4) A promissory note in the amount of three hundred thousand dollars ($300,000) bearing an 8% a.p.r., principal due two years from the date of the note;


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                  (5) Prepayment of interest on the note in subparagraph (4)
above, totalling $48,000.

                                   ARTICLE II
         REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION BY SHAREHOLDERS

         2.01  Ownership of Stock.

         Shareholders are the record owners and holders of the number of fully paid and nonassessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the stock of the Company until the delivery thereof to the Purchaser on the closing date and all such shares of stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their shares of the Company in accordance with the terms hereof.

         2.02  Indemnification of Lawsuit.

         Shareholders hereby indemnify the Purchaser of any all expenses, judgments, assessments, etc. which may result from litigation against the Company field by ADT.

                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         3.01  Capitalization.

         Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Company owned by Shareholders.

         3.02  Organization and Authority.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Company is


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qualified to do business in the State of Incorporation and those other states listed in Schedule C.

                  (b) The outstanding shares of the Company are legally and validly issued, fully paid and nonassessable.

                  (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

                  (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate action of the shareholders and the Board of Directors (and any committee thereof) of the Company.

                  (e) The Disclosure Statement contains a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

                  (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of the Company, or any positions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

                  (g) The authorized capital stock of the Company is an unlimited number of shares of common stock, no par value, of which ten thousand shares of such stock will be issued and outstanding at the time closing.

         3.03      Financials.

                  (a) Financial statements (hereafter "financial statements") of the Company as of June 30, 1996, and interim financial statements, have been delivered by the Company to the Purchaser on or before the closing date. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

                  (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the


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normal course of business since that date, are collectible in the normal course of business.

                  (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

                  (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

         3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

         3.05 Liabilities. There are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

         3.06 Taxes. All federal, province, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

         3.07 Accuracy of All Statements Made by Company. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule


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or exhibit hereto furnished or to be furnished by or on behalf of the
Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants as follows:

         4.01 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement.

         4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of Purchaser.

         4.03  Financials.

                  (a) True copies of the financial statements of the Purchaser consisting of the balance sheet as of June 30, 1996, and a statement of income and retained earnings for the year ended June 30, 1996,and interim financial statements, have been provided on or the closing date. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

                  (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

                  (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.


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         4.04 Changes Since Statement Date. Since the date of the financial statements, except as disclosed in wiring, there has not been any material change in the financial position or assets of the Purchaser.

         4.05 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

         4.06 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement,when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and nonassessable.

         4.07 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

                                    ARTICLE V
                            COVENANTS OF SHAREHOLDERS

         5.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representatives all information with respect to its affairs and business of the Company as Purchaser may reasonably request.

         5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

         Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the following conditions:


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         6.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

         6.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

         6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of the transaction, or seeking damages in connection with such transaction.

         6.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

         6.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

         6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

         6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article.


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                                   ARTICLE VII
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                         OF THE COMPANY AND SHAREHOLDERS

         Each and every obligation of the Company and shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

         7.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

         7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

         7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of the transaction, or seeking damages in connection with the transaction.

         7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

         7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

         7.06 Accuracy of Financial Statements. The Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Shareholders herewith.

         7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Shareholders may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article.


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                                  ARTICLE VIII
                                 INDEMNIFICATION

         The Shareholders and the Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein, and any claims arising from the operations of the Company prior to the closing date. Purchaser shall indemnify and hold the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

                                   ARTICLE IX
                             SECURITY ACT PROVISIONS

         9.01 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the "restricted" shares hereby are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended or (ii) in any other transactions which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the restricted certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

         9.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares distributed will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, said shares will probably have to be retained for a period of at least two years and at the expiration of such two year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser.


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         9.03 No Public Market for Common Shares. Each Shareholder acknowledges that the common shares being issued pursuant to this Agreement do not currently have a public market in which the shares may be liquidated and there is no assurance that such public market will develop.

                                    ARTICLE X
                                     CLOSING

        10.01 Time. The closing of this transaction ("closing") shall be effective August 1, 1996, but will subsequently take place on a date and at a place to be agreed to by the parties. Such date is referred to in this Agreement as the "closing date."

         10.02 Documents to be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

                  (a) Certificates or assignments for all shares of stock of the Company in the manner and form required by subsection 1.01 hereof.

                  (b) A certificate signed by the Management of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

                  (c) A copy of the bylaws of the Company certified by its secretary and a copy of the certificate of incorporation of the Company certified by the secretary of state.

                  (d) Certificates or letters form Shareholders evidencing the taking of the restricted shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

                  (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

         10.03 Documents to be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

                  (a) Cash, notes, and certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.


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                  (b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

                                   ARTICLE XI
                           TERMINATION AND ABANDONMENT

         This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

         (a)  By mutual consent of Purchaser and the Shareholders;

         (b) By Purchaser if any of the conditions provided for in Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

         (c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

         In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.01 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

                  (a) If to the Shareholders, to Joseph Vigliarolo at 69-730 Highway 111, Rancho Mirage, California, or to such other person and place as the Company shall furnish to Purchaser in writing; or

                  (b) If to Purchaser, to Nathan W. Drage at 50 West 300 South, Suite 1130, Salt Lake City, Utah 84101, or to such other person and place as Purchaser shall furnish to Company in writing.


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         12.02 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

         12.03 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all cost and expenses, including a reasonable attorney's fees, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statues of the State of Nevada.

         12.04 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

         12.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

         12.06 Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Nevada, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

         12.07 Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

         12.08 Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the State of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Nevada and in no other place.

         12.09 Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.


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         12.10 No Other Agreements. This Agreement constitutes the entire
Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

         12.11 Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Nevada.

         12.12 Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

         12.13 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

         12.14 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

         12.15 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

         12.16 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         12.17 Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.

         IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement as of the day and year first above written.


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                                               TELETEK, INC.


                                               By: /s/ John G. Vergiels
                                                   ---------------------------
                                                   John G. Vergiels, Chairman

Attest:  _____________________


COMPANY:                                       SELECTEL CORPORATION



                                               By: /s/William F. Davis
                                                   ---------------------------
                                                   President

Attest:  ______________________

SHAREHOLDERS:


/s/Joe Lanza                                    /s/ Joseph Vigliarolo
- -------------------------------                 ----------------------------
                                                President, Xecom Corp.


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                                   SCHEDULE A


                                                     PERCENTAGE
                                                    OUTSTANDING
SHAREHOLDER              TOTAL SHARES HELD          SHARES HELD

Xecom Corp.                      350                     70%

Indian Wells
Investment Company               150                     30%

                                   SCHEDULE C

              States in Which Selectel is Qualified to Do Business

                                   California
                                     Alabama
                                     Florida
                                    Kentucky